NeoForce Group, Inc. Acquisition (Tables)	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Schedule of Aggregate Purchase Price Consideration	The aggregate purchase price consideration was as follows:

Cash consideration	$1,000,000
Fair value of contingent consideration	153,000

Total purchase price consideration	$1,153,000

Fair Values of Assets Acquired

The fair values of assets acquired at the transaction date are summarized below:

Net tangible assets acquired	$39,377
Customer contracts	259,730
Patents	135,890
Goodwill	718,003

Net Assets Acquired	$1,153,000

Schedule of Unaudited Pro Forma Financial Information

The following table presents the unaudited pro forma results of Capnia, Inc. (including the operations of Neoforce) for the years ended December 31, 2014 and December 31, 2015. The unaudited pro forma financial information combines the results of operations of Capnia and NeoForce as though the companies had been combined as of the beginning of each of the fiscal periods presented. As of September 8, 2015, the date of the acquisition, the results of NFI have been combined with Capnia as a wholly-owned subsidiary. The unaudited pro forma financial information is presented for informational purposes only and is not indicative of the consolidated results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2014 or 2015. In addition, the unaudited pro forma financial information does not attempt to project the future consolidated results of operations.

	December 31,	December 31,
	2015	2014
Pro forma total revenues	$1,168,846	$987,853
Pro forma net loss	$(16,002,126)	$(13,307,030)
Pro forma net loss per share — basic and diluted	$(1.70)	$(10.48)
Pro forma weighted — average shares — basic and diluted	9,425,880	1,270,033